                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 27, 2005



                            NOCOPI TECHNOLOGIES, INC.
                            -------------------------
                 (Exact name of issuer as specified in charter)

            MARYLAND                                  0-20333                                87-0406496
  (State or Other Jurisdiction               (Commission File Number)                     (I.R.S. Employer
of Incorporation or Organization)                                                     Identification Number)


                       9C PORTLAND ROAD, WEST CONSHOHOCKEN
                               PENNSYLVANIA 19428
                    (Address of principal executive offices)



                          (610) 834-9600 (Registrant's
                     telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


   [ ]     Written communications pursuant to Rule 425 under the Securities Act

   [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 - Press Release dated September 27, 2005.


Exhibit 99.1

         Registrant hereby furnishes the Press Release dated September 27, 2005, attached as an Exhibit to this Form 8-K pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NOCOPI TECHNOLOGIES, INC.

Date:  September 27, 2005                  By:    /s/ Rudolph A. Lutterschmidt
                                                  ----------------------------
                                                  Rudolph A. Lutterschmidt
                                                  Chief Financial Officer